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                                                                   Exhibit 10.11
                                 FORM OF NOTE



$115,000.00                                   _______________, MARYLAND
                                              _____________ __, 1997



          FOR VALUE RECEIVED, the undersigned CHOICE HOTELS INTERNATIONAL, INC. a Delaware corporation to be renamed Sunburst Hospitality Corporation ("Borrower"), hereby unconditionally promises to pay to the order of CHOICE HOTELS FRANCHISING, INC., a Delaware corporation to be renamed Choice Hotels International, Inc. (the "Lender"), the principal amount of One Hundred Fifteen Thousand Dollars ($115,000.00) on the Maturity Date pursuant to the terms of the Loan Agreement referred to below. The undersigned further promises to pay interest on the unpaid principal amount hereof a rate of [ ___%] per annum on the date set forth in the Loan Agreement.

          This Note is the Note referred to in the Loan Agreement dated as of ___________ ____, 1997 between the Borrower and the Lender (as the same may be amended from time to time, the "Loan Agreement"). Terms used herein and not defined shall have the meaning ascribed to such terms in the Loan Agreement. Reference is made to the Loan Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

          This Note shall be governed by and construed and interpreted in accordance with Maryland law.

                              CHOICE HOTELS INTERNATIONAL, INC.

                              By:
                                  ------------------------------
                              Name:
                                    ----------------------------
                              Title:
                                     ---------------------------